CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2016
CONVERTIBLE NOTES
CONVERTIBLE NOTES

19. CONVERTIBLE NOTES

        On February 18, 2014, the Company issued $130,000 of convertible notes (the "2014 Notes"). The Company granted the initial purchasers a 30-day option to purchase up to an additional $20,000 aggregate principal amount of the 2014 Notes. The option was fully exercised by initial purchasers on the same day. The key terms of the 2014 Notes are described as follows:

        Maturity date.    The 2014 Notes mature on February 15, 2019.

        Interest.    The 2014 Notes holders are entitled to receive interest at 4.25% per annum on the principal outstanding, in semi-annually installments, payable in arrears on February 15 and August 15 of each year, beginning August 15, 2014.

        Conversion.    The initial conversion rate is 22.2222 shares per $1,000 initial principal amount, which represents an initial conversion price of approximately $45.00 per share. The 2014 Notes are convertible at any time prior to maturity. The conversion rate is subject to change for certain anti-dilution events and upon a change in control. If the holders elect to convert the 2014 Notes upon a change of control, the conversion rate will increase by a number of additional shares as determined by reference to an adjustment schedule based on the date on which the change in control becomes effective and the price paid per common share in the transaction (referred to as the "Fundamental Change Make-Whole Premium"). The Fundamental Make-Whole Premium is intended to compensate holders for the loss of time value upon early exercise.

        Redemption.    The Company may redeem for cash all or any portion of the notes (i) at the Company's option, on or after February 21, 2017, if the last reported sale price of the Company's common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption, or (ii) following the occurrence of certain tax related events, in each case, at a redemption price equals to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. During the year ended December 31, 2016, the Company repurchased convertible notes of $22.5 million at weighted average price of $85.43 per $100 par value. A gain of $2,782 on repurchase of convertible notes was recorded in the statements of operations.

        As of December 31, 2015 and 2016, the carrying value of the convertible notes was $146,674 and $125,569, respectively. The balance at December 31, 2015 and 2016 was net of unamortized issuance costs of $3,326 and $1,931, respectively. The debt issuance costs are being amortized through interest expense over the period from February 18, 2014, the date of issuance, to February 15, 2019, the date of expiration, using the effective interest rate method which was 4.98% for the year ended December 31, 2016. The amortization expense was $794, $810 and $898 for the years ended December 31, 2014, 2015 and 2016, respectively. Coupon interest of $6,375 and $5,642 was recorded for the years ended December 31, 2015 and 2016, of which, $2,387 and $2,008 was not paid and recorded in other payables on the consolidated balance sheets, respectively.